EXHIBIT 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of CDEX Inc. (the "Company") on Form 10-QSB for the quarterly period ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Malcolm H. Philips, Chairman, President and Chief Executive Officer (and Chief Accounting and Financial Officer) of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 14, 2005             /s/ Malcolm H. Philips
                                      -------------------------------------
                                      Malcolm H. Philips
                                      President, Chairman, Chief Executive
                                      Officer, and Chief Accounting and
                                      Financial Officer